AVADO BRANDS, INC.

                                       and

                                 SUNTRUST BANK,
                                 as Rights Agent

                                Rights Agreement

                           Dated as of August 13, 2002

                                TABLE OF CONTENTS

Section

Section 1.        Certain Definitions
Section 2.        Appointment of Rights Agent
Section 3         Issuance of Rights Certificates
Section 4         Form of Rights Certificates
Section 5         Countersignature and Registration
Section 6 Transfer, Split-Up, Combination and Exchange of Rights Rights Certificates; Mutilaged, Destroyed, Lost or
                  Stolen Rights Certificates
Section 7.        Exercise of Rights; Purchase Price; Expiration
                  Date of Rights
Section 8.        Cancellation and Destruction of Rights Certificates
Section 9.        Reservation and Availability of Preferred Shares
Section 10.       Preferred Shares Record Date
Section 11. Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights
Section 12. Certificate of Adjusted Purchase Price or Number of Securities
Section 13.       Consolidation, Merger or Sale or Transfer of Assets,
                  Cash Flow or Earning Power
Section 14.       Fractional Rights and Fractional Securities
Section 15.       Rights of Action
Section 16.       Agreement of Rights Holders
Section 17.       Rights Certificate Holder Not Deemed a Shareholder
Section 18.       Concerning the Rights Agent
Section 19.       Merger or Consolidation or Change of Name of Rights Agent
Section 20.       Duties of Rights Agent
Section 21.       Change of Rights Agent
Section 22.       Issuance of New Rights Certificates
Section 23.       Redemption and Termination
Section 24.       Exchange
Section 25.       Notice of Certain Events
Section 26.       Notices
Section 27.       Supplements and Amendments
Section 28.       Determinations and Actions by the Board, etc
Section 29.       Successors
Section 30.       Benefits of this Agreement
Section 31.       Severability
Section 32.       Governing Law
Section 33.       Counterparts
Section 34.       Descriptive Headings

EXHIBITS

Exhibit A -- Form of Articles of Amendment to the Articles of Incorporation to
             Create a New Series of Preferred Stock
Exhibit B -- Form of Rights Certificate
Exhibit C -- Form of Summary of Rights to Purchase Preferred Shares

                                RIGHTS AGREEMENT

     RIGHTS AGREEMENT, dated as of August 13, 2002 (the "Agreement"), between Avado Brands, Inc., a Georgia corporation (the "Company"), and SunTrust Bank, a Georgia banking corporation (the "Rights Agent").

                                   WITNESSETH:

     WHEREAS, on August 6, 2002, the Board of Directors of the Company (the "Board") authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on September 4, 2002 (the "Record Date"), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right with respect to each Common Share issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Close of Business on the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 22 of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person who or which, together with all Associates and Affiliates of such Person, shall be the Beneficial Owner of 15% or more of the then outstanding Common Shares, but shall not include (i) any Exempted Person, (ii) the Company, (iii) any Related Person, (iv) any Person who becomes the Beneficial Owner of 15% or more of the Common Shares then outstanding as a result of a reduction in the number of Common Shares outstanding due to the repurchase of Common Shares by the Company unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of 15% or more of the then outstanding Common Shares, acquires beneficial ownership of additional Common Shares representing 1% or more of the Common Shares then outstanding, (v) any such Person who has reported or is required to report such ownership (but less than 20%) on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such schedule (other than the disposition of the Common Shares) and, within 10 Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired Common Shares which caused such Person to Beneficially Own 15% or more (but less than 20%) of the then outstanding Common Shares inadvertently or without knowledge of the terms of the Rights and who, together with all Associates and Affiliates, thereafter does not acquire additional Common Shares while the Beneficial Owner of 15% or more of the Common Shares then outstanding; provided, however, that if the Person requested to so certify fails to do so within 10 Business Days, then such Person shall become an Acquiring Person immediately after such 10 Business Day period or (vi) if the Continuing Directors of the Company determine in good faith that a Person who would otherwise be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person" as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

     (b) "Act" shall mean the Securities Act of 1933, as amended and as in effect as of the date of this Agreement.

     (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

     (d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

     (i) which such Person or any of such Person's Affiliates or Associates, beneficially owns, directly or indirectly,

     (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

     (iii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (iii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

     (iv) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (iii) of this paragraph (d)) or disposing of any voting securities of the Company;

     provided, however, that a Person will not be deemed a "Beneficial Owner" of or to "beneficially own" any securities if such Beneficial Ownership arises solely as a result of such Person's status as a "clearing agent" as defined in
Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this paragraph (d) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of 40 calendar days or such later date as the Continuing Directors may determine in any special case. Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of the securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

     (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Georgia (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.

     (f) "Close of Business" on any given date shall mean 5:00 P.M., Atlanta time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., Atlanta time, on the next succeeding Business Day.

     (g) "Common Shares" when used with reference to the Company shall mean the shares of Common Stock, par value $0.01 per share, of the Company, or in the event of a subdivision, combination or consolidation with respect to such shares of Common Stock, the shares of Common Stock resulting from such subdivision, combination or consolidation. "Common Shares" when used with reference to any Person other than the Company, including an Issuer, shall mean shares of the capital stock (or equity interests) with the greatest voting power of such Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

     (h) "Continuing Director" shall mean (i) any member of the Board, while such individual is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the date of this Agreement, or (ii) any individual who subsequently becomes a member of the Board, while such individual is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such individual's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

     (i) "Distribution Date" shall mean the earlier of (i) the Close of Business on the tenth calendar day following the Share Acquisition Date, or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Continuing Directors) after the commencement of, or the first public announcement of the intention by any Person (other than the Company or any Related Party) to commence (which intention to commence remains in effect for five Business Days after such announcement) a tender or exchange offer by any Person (other than the Company or any Related Person), if upon the consummation thereof such Person would become an Acquiring Person (including, in the case of both (i) and (ii), any such date which is after the date of this Agreement and prior to the issuance of the Rights); provided, however, that if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer.

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     (j)  "Exchange  Act" shall mean the  Securities  Exchange  Act of 1934,  as amended and in effect on the date of this Agreement.

     (k) "Exempted Person" shall mean (i) Tom E. DuPree, Jr., or any of his Affiliates other than the Company and its Subsidiaries (a "DuPree Party") and
(ii) any Person who or which is the Beneficial Owner of Common Shares beneficially owned by an Exempted Person; provided, however, that any DuPree Party shall cease to be an Exempted Person as of the date that such DuPree Party ceases to beneficially own 15% or more of the then outstanding Common Shares.

     (l) "Expiration Date" shall mean the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23, and (iii) the time at which all exercisable Rights are exchanged as provided in Section 24.

     (m) "Final Expiration Date" means the fifth anniversary of the Record Date.

     (n) "Flip-in  Event" shall mean any event  described in clauses (A), (B) or
(C) of Section 11(a)(ii) hereof.

     (o) "Flip-over Event" shall mean any event described in clauses (i), (ii) or (ii) of Section 13(a).

     (p) "Nasdaq" shall mean the National Association of Securities Dealers Automated Quotation System.

     (q) "NYSE" shall mean the New York Stock Exchange.

     (r) "Person" shall mean any individual, firm, corporation, partnership, limited liability company or other legal entity, and includes any successor (by merger or otherwise) of such entity.

     (s) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock, with a par value of $0.01 per share, of the Company having the relative rights, preferences and limitations as set forth in the form of Articles of Amendment attached to this Agreement as Exhibit A.

     (t) "Purchase Price" shall initially mean $9.50 per one one-thousandth of a Preferred Share, subject to adjustment from time to time as provided in this Agreement, payable in lawful money of the United States of America in accordance with Section 7(b) hereof.

     (u) "Redemption Price" shall mean $0.001 per Right, subject to adjustment by resolution of the Board to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.

         (v) "Related Person" shall mean (i) any Subsidiary of the Company or
(ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan.

     (w) "Right" shall have the meaning set forth in the preamble of this Agreement.

     (x) "Rights Agent" shall have the meaning set forth in the preamble of this Agreement, unless and until a successor Rights Agent has become such pursuant to the terms of this Agreement, and thereafter, "Rights Agent" means such successor Rights Agent.

     (y) "Rights Certificate" shall mean certificates evidencing the Rights, in substantially the form attached as Exhibit B.

     (z) "Share Acquisition Date" shall mean the earlier of the date of (i) the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the public disclosure of facts by the Company or an Acquiring Person indicating that a Person has become such; provided, however, that if such Person is determined not to have become an Acquiring Person pursuant to clauses (v) or (vi) of Section 1(a), then no Share Acquisition Date shall be deemed to have occurred.

     (aa) "Subsidiary" when used with reference to any Person shall mean any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

     (bb) "Trading Day" shall mean any day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day.

     (cc)  "Triggering  Event" shall mean any Flip-in Event or Flip-over  Event.

     Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall, prior to the Distribution Date, also be the holders of the Common Shares of the Company) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

     Section 3. Issuance of Rights Certificates.

     (a) Until the Distribution Date, (i) the Rights shall be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates representing Common Shares registered in the names of the record holders thereof (which certificates representing Common shares shall be deemed also to be certificates for Rights) and not by separate certificates, (ii) the Rights shall be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company), and (iii) the surrender for transfer of any certificates evidencing Common Shares in respect of which Rights have been issued will also constitute the transfer of the Rights associated with the Common Shares evidenced by such certificates.

     (b) The Company will send, as promptly as practicable following the Record Date, a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form attached hereto as Exhibit C (the "Summary of Rights") by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company and will make the Summary of Rights available to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto and the registered holders of the Common Shares shall also be the registered holders of the associated Rights. Until the earlier of the Close of Business on the Distribution Date or the Expiration Date, the surrender for transfer of any certificates representing Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with such Common Shares.

     (c) Rights shall be issued by the Company in respect of all Common Shares (other than Common Shares issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates evidencing such Common Shares will have stamped on, impressed on, printed on, written on, or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Common Shares may from time to time be listed or quoted, or to conform to usage:

     "This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between avado brands, inc. and SUNTRUST BANK, dated as of August 13, 2002 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of AVADO BRANDS, INC. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. avado bRANDS, INC. will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void."

     With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Shares shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificates.

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     (d) The Company shall promptly notify the Rights Agent of the occurrence of a Distribution Date and request its transfer agent to provide to the Rights Agent a shareholder list together with all other relevant information. As promptly as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and will, at the Company's expense, send or cause to be sent, by first class, insured, postage prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(n) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates. The failure to mail a Rights Certificate shall not affect the legality or validity of the Rights.

     Section 4. Form of Rights Certificates.

     (a)The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B attached hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. The Rights Certificates shall be in machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever issued, on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as are set forth therein at the Purchase Price set forth therein, but the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustment as provided herein.

     (b)Any Rights Certificate issued pursuant to Section 3, Section 11(i) or Section 22 hereof that represents Rights which are null and void pursuant to
Section 11(a)(ii) hereof and any Rights Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall be subject to and contain (to the extent feasible) the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage:

     "The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) or Section 13 of the Rights Agreement."

     The provisions of Section 11(a)(ii) hereof shall be operative regardless of whether the foregoing legend is contained on any such Rights Certificate.

     Section 5. Countersignature and Registration.

     (a)The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

     (b)Following the Distribution Date, the Rights Agent will keep or cause to be kept, at the principal office of the Rights Agent designated for such purpose and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the Rights may from time to time be listed or quoted, books for registration and transfer of the Rights Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

     Section  6.  Transfer,   Split-up,   Combination  and  Exchange  of  Rights
Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

     (a)Subject to the provisions of Sections 4(b), 7(d) and 14, at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, any Rights Certificate or Rights Certificates representing exercisable Rights may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Rights Certificate or Rights Certificates must make such request in a writing delivered to the Rights Agent and must surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon or as promptly as practicable thereafter, subject to the provisions of Sections 4(b), 7(d) and 14, the Company will prepare, execute and deliver to the Rights Agent, and the Rights Agent will countersign and deliver, a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

     (b)Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

     (a)The registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including without limitation, any restrictions on exercisability set forth in Section 11(a)(ii)) in whole or in part at any time after the Close of Business on the Distribution Date and prior to the Expiration Date, upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandth of a Preferred Share (or other securities, as the case may be) as to which such surrendered Rights are exercised.

     (b)Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the Preferred Shares (or other securities, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d) by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent will promptly (i)
(A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent) certificates representing the number of one one-thousandths of a Preferred Share to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests), or, (B) if the Company elects to deposit Preferred

Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be), cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor (or make available, if the Rights Agent is the transfer agent) certificates representing the number of equivalent common shares to be issued in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 14 or in lieu of the issuance of Common Shares in accordance with the provisions of Section 11(a)(iii), (vi) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Rights Certificate, and (vii) when appropriate, deliver any due bill or other instrument provided to the Rights Agent by the Company for delivery to the registered holder of such Rights Certificate as provided by Section 11(l).

     (c)In case the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, the Company will prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 14.

     (d)Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Rights Certificate pursuant to Section 6 or exercise of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate has (i) completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split up, combination, exchange or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company may reasonably request.

     Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange will, if surrendered to the Company or to any of its stock transfer agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by the provisions of this Agreement. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent will deliver all canceled Rights Certificates to the Company, or will, at the written request of the Company, destroy such canceled Rights Certificates, and in such case will deliver a certificate of destruction thereof to the Company.

     Section 9. Reservation and Availability of Preferred Shares. The Company covenants and agrees that:

     (a)It will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, a number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

     (b)So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of the Rights may be listed on a national securities exchange, or quoted on Nasdaq, it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or quoted on Nasdaq, upon official notice of issuance upon such exercise.

     (c)It will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

     (d)It will pay when due and payable any and all U.S. federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company will not be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     (e)It will use its best efforts (i) to file on an appropriate form, as soon as practicable following the later of the Share Acquisition Date and the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing, and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time after the date set forth in clause (i) of the first sentence of this
Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective. Upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in each relevant jurisdiction until such time as a registration statement has been declared effective and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

     (f)Notwithstanding anything in this Agreement to the contrary, after the later of the Share Acquisition Date and the Distribution Date it will not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

     (g)In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Section 11, 13, 14 or 24 it will make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when appropriate.

     Section 10. Preferred Shares Record Date. Each Person in whose name any certificate representing Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights will for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares (or Common Shares and/or other securities, as the case may be) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate will not be entitled to any rights of a holder of any security for which the Rights are or may become exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and will not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 11. Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights. The Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a)(i) In the event that the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares, or
(D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification and/or the number and/or kind of shares of capital stock issuable on such date upon exercise of a Right, shall be proportionately adjusted so that the holder of any Right exercised after such time is entitled to receive upon payment of the Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the Preferred Shares were open, the holder of such Right would have owned upon such exercise (and, in the case of a reclassification, would have retained after giving effect to such reclassification) and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) or Section 13, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) or
Section 13.

     (ii) Subject to the provisions of Section 24, if:

     (A) any Person becomes an Acquiring Person; or

     (B) any Acquiring Person or any Affiliate or Associate of any Acquiring Person, directly or indirectly, (1) merges into the Company or otherwise combines with the Company and the Company is the continuing or surviving corporation of such merger or combination (other than in a transaction subject to Section 13), (2) merges or otherwise combines with any Subsidiary of the Company, (3) in one or more transactions (otherwise than in connection with the exercise, exchange or conversion of securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries) transfers cash, securities or any other property to the Company or any of its Subsidiaries in exchange (in whole or in part) for shares of any class of capital stock of the Company or any of its Subsidiaries or for securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries, or otherwise obtains from the Company or any of its Subsidiaries, with or without consideration, any additional shares of any class of capital stock of the Company or any of its Subsidiaries or securities exercisable or exchangeable for or convertible into shares of any class of capital stock of the Company or any of its Subsidiaries (otherwise than as part of a pro rata distribution to all holders of shares of any class of capital stock of the Company, or any of its Subsidiaries), (4) sells, purchases, leases, exchanges, mortgages, pledges, transfers or otherwise disposes (in one or more transactions) to, from, with or of, as the case may be, the Company or any of its Subsidiaries (otherwise than in a transaction subject to Section 13), any property, including securities, on terms and conditions less favorable to the Company than the Company would be able to obtain in an arm's-length transaction with an unaffiliated third party,
(5) receives any compensation from the Company or any of its Subsidiaries other than compensation as a director or a regular full-time employee, in either case at rates consistent with the Company's (or its Subsidiaries') past practices, or
(6) receives the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries; or

     (C) during such time as there is an Acquiring Person, there is any reclassification of securities of the Company (including any reverse stock split), or any recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries, or any other transaction or series of transactions involving the Company or any of its Subsidiaries (whether or not with or into or otherwise involving an Acquiring Person), other than a transaction subject to Section 13, which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries, or of securities exercisable or exchangeable for or convertible into equity securities of the Company or any of its Subsidiaries, of which an Acquiring Person, or any Affiliate or Associate of any Acquiring Person, is the Beneficial Owner;

     then, and in each such case, from and after the latest of the Distribution Date, the Share Acquisition Date and the date of the occurrence of such Flip-in Event, proper provision shall be made so that each holder of a Right, except as provided below, will thereafter have the right to receive, upon exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), in lieu of Preferred Shares, such number of Common Shares as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of such Flip-in Event (or, if any other Flip-in Event shall have previously occurred, multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the first occurrence of a Flip-in Event), and dividing that product by (y) 50% of the current per share market price of the Company's Common Shares (determined pursuant to Section 11(d)) on the date of the occurrence of such Flip-in Event. Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights that are Beneficially Owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of a Flip-in Event, or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the occurrence of a Flip-in Event pursuant to either (1) a transfer (with or without consideration in respect thereof) from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (2) a transfer which a majority of the Continuing Directors of the Company have determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 11(a)(ii), and subsequent transferees of any of such Persons, shall be null and void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company will use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) and Section 4(b) are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. Upon the occurrence of a Flip-in Event, no Rights Certificate that represents Rights that are or have become void pursuant to the provisions of this Section 11(a)(ii) will thereafter be issued pursuant to Section 3 or
Section 6, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this Section 11(a)(ii) shall be canceled. Upon the occurrence of a Flip-over Event, any Rights that shall not have been previously exercised pursuant to this
Section 11(a)(ii) shall thereafter be exercisable only pursuant to Section 13 and not pursuant to this Section 11(a)(ii).

     (iii) Upon the occurrence of a Flip-in Event, if there are not sufficient Common Shares authorized but unissued or issued but not outstanding to permit the issuance of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right, the Board will use its best efforts promptly to authorize and, subject to the provisions of Section 9(e), make available for issuance additional Common Shares or other equity securities of the Company having equivalent voting rights and an equivalent value (as determined in good faith by the Board) to the Common Shares (for purposes of this Section 11(a)(iii), "equivalent common shares"). In the event that equivalent common shares are so authorized, upon the exercise of a Right in accordance with the provisions of Section 7, the registered holder shall be entitled to receive (A) Common Shares, to the extent any are available, and (B) a number of equivalent common shares, which the Board has determined in good faith to have a value equivalent to the excess of (x) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of all the Common Shares issuable in accordance with Section 11(a)(ii) upon the exercise of a Right (the "Exercise Value") over (y) the aggregate current per share market value on the date of the occurrence of the most recent Flip-in Event of any Common Shares available for issuance upon the exercise of such Right; provided, however, that if at any time after 90 calendar days after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of the most recent Flip-in Event, there are not sufficient Common Shares and/or equivalent common shares available for issuance upon the exercise of a Right, then the Company shall be obligated to deliver, upon the surrender of such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), equivalent common shares (to the extent available) and then cash (to the extent permitted by applicable law and any agreements or instruments to which the Company is a party in effect immediately prior to the Share Acquisition Date), which securities and cash have an aggregate value equal to the excess of (1) the Exercise Value over (2) the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the date of the occurrence of the most recent Flip-in Event (or, if any other Flip-in Event shall have previously occurred, the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right would have been exercisable immediately prior to the date of the occurrence of such Flip-in Event if no other Flip-in Event had previously occurred). To the extent that any legal or contractual restrictions prevent the Company from paying the full amount of cash payable in accordance with the foregoing sentence, the Company will pay to holders of the Rights as to which such payments are being made all amounts which are not then restricted on a pro rata basis and will continue to make payments on a pro rata basis as promptly as funds become available until the full amount due to each such Rights holder has been paid.

     (b)If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or securities having equivalent rights, privileges and preferences as the Preferred Shares (for purposes of this Section 11(b), "equivalent preferred shares") or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which is the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c)If the Company fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in Preferred Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the current per share market price of the Preferred Shares (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which Preferred Shares begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which is such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price will again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (d)(i) For the purpose of any computation hereunder, the "current per share market price" of Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per Common Share equivalent. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. If the Common Shares are not publicly held or not so listed or traded, or are not the subject of available bid and asked quotes, "current per share market price" will mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

     (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in the same manner as set forth above for Common Shares in Section 11(d)(i), other than the last sentence thereof. If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be an amount equal to the current per share market price of the Common Shares multiplied by one one-thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement). If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, or the subject of available bid and asked quotes, "current per share market price" of the Preferred Shares will mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one one-thousandth of a Preferred Share shall be equal to the current per share market price of one Preferred Share divided by one thousand.

     (e)Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of a Common Share or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

     (f)If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than Preferred Shares, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares (and the Purchase Price in respect thereof) will apply on like terms to any such other securities (and the Purchase Price in respect thereof).

     (g)All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder will evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h)Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or
Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by
(i) multiplying (x) the number of one one-thousandths of a Preferred Share issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i)The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a Preferred Share issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company will make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company will, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provisions of Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, will cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (j)Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

     (k)Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Shares or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or such other securities, as the case may be, at such adjusted Purchase Price.

     (l)In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise over and above the number of Preferred Shares or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Preferred Shares or other securities upon the occurrence of the event requiring such adjustment.

     (m)Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Continuing Directors determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of Preferred Shares at less than the current per share market price therefor, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares is not taxable to such shareholders.

     (n)Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivides the outstanding Common Shares, (iii) combines the outstanding Common Shares into a smaller number of shares, or (iv) issues any shares of its capital stock in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event equals the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which is the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

     Section 12. Certificate of Adjusted Purchase Price or Number of Securities. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company will promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such certificate, and (c) if such adjustment is made after the Distribution Date, mail a brief summary of such adjustment to each holder of a Rights Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein and shall not be obligated or responsible for calculating any adjustment nor shall it be deemed to have knowledge of any such adjustment unless and until it shall have received such a certificate.

     Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

     (a)If, at any time after a Person has become an Acquiring Person:

     (i) the Company consolidates with, or merges with or into, any other Person (other than an Exempted Person or a Subsidiary of the Company) and the Company is not the continuing or surviving corporation of such consolidation or merger; or

     (ii) any Person (other than an Exempted Person or a Subsidiary of the Company) consolidates with the Company, or merges with or into the Company, and the Company is the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Shares is changed into or exchanged for stock or other securities of any other Person or cash or any other property; or

     (iii) the Company, directly or indirectly, sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers), in one or more transactions, assets, cash flow or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing in the aggregate more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than an Exempted Person or the Company or one or more of its wholly owned Subsidiaries;

     then, and in each such case, proper provision shall be made so that from and after the latest of the Share Acquisition Date, the Distribution Date and the date of the occurrence of such Flip-over Event (A) each holder of a Right thereafter has the right to receive, upon the exercise thereof in accordance with the terms of this Agreement at an exercise price per Right equal to the product of the then-current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the Share Acquisition Date, such number of duly authorized, validly issued, fully paid, nonassessable and freely tradeable Common Shares of the Issuer, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as equals the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is exercisable immediately prior to the Share Acquisition Date and dividing that product by (y) 50% of the current per share market price of the Common Shares of the Issuer (determined pursuant to Section 11(d)), on the date of the occurrence of such Flip-over Event; (B) the Issuer will thereafter be liable for, and will assume, by virtue of the occurrence of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" will thereafter be deemed to refer to the Issuer; and (D) the Issuer will take such steps (including without limitation the reservation of a sufficient number of its Common Shares to permit the exercise of all outstanding Rights) in connection with such consummation as may be necessary to assure that the provisions hereof are thereafter applicable, as nearly as reasonably may be possible, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

     (b)For purposes of this Section 13, "Issuer" means (i) in the case of any Flip-over Event described in Sections 13(a)(i) or (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in Section 13(a)(ii) above), and (ii) in the case of any Flip-over Event described in
Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that, in any such case, (A) if (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term "Issuer" means such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term "Issuer" means whichever of such Persons is the issuer of the equity security having the greatest aggregate market value. Notwithstanding the foregoing, if the Issuer in any of the Flip-over Events listed above is not a Person having outstanding equity securities, then, and in each such case, (x) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Shares of the Issuer shall be deemed to be references to the Common Shares of Person having outstanding equity securities which ultimately controls the Issuer, and (y) if there is no Person having outstanding equity securities, (I) proper provision shall be made so that the Issuer creates or otherwise makes available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a kind or kinds of security or securities having a fair market value at least equal to the economic value of the Common Shares which each holder of a Right would have been entitled to receive if the Issuer had been a Person having outstanding equity securities; and (II) all other provisions of this Agreement will apply to the issuer of such securities as if such securities were Common Shares.

     (c)The Company will not consummate any Flip-over Event if, (i) at the time of or immediately after such Flip-over Event, there are or would be any rights, warrants, instruments or securities outstanding or any agreements or arrangements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such Flip-over Event, the shareholders of the Person who constitutes, or would constitute, the Issuer for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates, or (iii) the form or nature of the organization of the Issuer would preclude or limit the exercisability of the Rights. In addition, the Company will not consummate any Flip-over Event unless the Issuer has a sufficient number of authorized Common Shares (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior to such consummation the Company and the Issuer have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as promptly as practicable after the consummation of any Flip-over Event, the Issuer will: (A) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities issuable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (1) become effective as soon as practicable after such filing and (2) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;
(B) take all such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights; and (C) deliver to holders of the Rights historical financial statements for the Issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

     (d)The provisions of this Section 13 will similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, except for Rights that have become void pursuant to Section 11(a)(ii), Rights that shall not have been previously exercised will cease to be exercisable in the manner provided in Section 11(a)(ii) and will thereafter be exercisable in the manner provided in Section 13(a).

     Section 14. Fractional Rights and Fractional Securities.

     (a)The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay as promptly as practicable to the registered holders of the Rights Certificates with regard to which such fractional Rights otherwise would be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights otherwise would have been issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right will mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

     (b)The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to any Person to whom or which such fractional Preferred Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of one Preferred Share is the closing price of the Preferred Shares (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of the Preferred Shares for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the Common Shares (determined pursuant to the second sentence of Section 11(d)(i)) for such Trading Day multiplied by one one-thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement); provided further, however, that if neither the Common Shares nor the Preferred Shares are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Preferred Share will mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

     (c)Following the occurrence of a Triggering Event, the Company will not be required to issue fractions of Common Shares or other securities issuable upon exercise or exchange of the Rights or to distribute certificates which evidence any such fractional securities. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this
Section 14(c), the current market value of one Common Share or other security issuable upon the exercise or exchange of Rights is the closing price thereof (as determined in the same manner as set forth for Common Shares in the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise or exchange; provided, however, that if neither the Common Shares nor any such other securities are publicly held or listed or admitted to trading on any national securities exchange, or the subject of available bid and asked quotes, the current market value of one Common Share or such other security will mean the fair value thereof as determined in good faith by the Board, whose determination will mean the fair value thereof as shall be described in a statement filed with the Rights Agent.

     Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under
Section 18, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the holder of any Common Shares), may in his own behalf and for his own benefit enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations under this Agreement, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

     Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a)prior to the Distribution Date, the Rights are transferable only in connection with the transfer of the Common Shares;

     (b)after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate form fully executed;

     (c)the Company and the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

     (d)such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 14; and

     (e)notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent will have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions of this Agreement or exchanged pursuant to the provisions of Section 24.

     Section 18. Concerning the Rights Agent.

     (a)The Company will pay to the Rights Agent such reasonable compensation as shall be agreed in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent, its directors, officers, employees and agents for, and hold each of them harmless against, any loss, liability, suit, action, proceeding or expense, incurred without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent or such other indemnified party in connection with the acceptance and administration of this Agreement or the performance of the Rights Agent's duties hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

     (b)The Rights Agent shall be protected and will incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate evidencing Preferred Shares or Common Shares or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons.

     (c)The indemnity provided in this Section 18 shall survive the expiration of the Rights and the termination of this Agreement.

     Section 19. Merger or Consolidation or Change of Name of Rights Agent.

     (a)Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. If at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

     (b)If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights
Certificates so countersigned; and if at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

     Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a)The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

     (b)Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman, the President, any Vice President, the Secretary or the Treasurer of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c)The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

     (d)The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e)The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor will it be responsible for any adjustment required under the provisions of Sections 11 or 13 (including any adjustment which results in Rights becoming void) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

     (f)The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while awaiting instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the date of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

     (h)The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

     (i)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided the Rights Agent was not grossly negligent in the selection and continued employment thereof. The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Rights Certificates.

     (j)If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise, transfer, split up, combination or exchange, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent will not take any further action with respect to such requested exercise, transfer, split up, combination or exchange without first consulting with the Company, and will thereafter take further action with respect thereto only in accordance with the Company's written instructions.

     (k)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days' notice in writing mailed to the Company and to each transfer agent of the Preferred Shares or the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 calendar days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 calendar days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who will, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or of the State of Georgia (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Georgia), in good standing, having a principal office in the State of Georgia, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares or the Common Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price per share and the number or kind of securities issuable upon exercise of the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of Common Shares following the Distribution Date and prior to the Expiration Date, the Company (a) will, with respect to Common Shares so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into Common Shares, and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Continuing Directors of the Company, issue Rights Certificates representing an equivalent number of Rights as would have been issued in respect of such Common Shares if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment otherwise has been made in lieu of the issuance thereof.

     Section 23. Redemption.

     (a)Prior to the Expiration Date, the Company may, at its option and with the approval of the Board, redeem all but not less than all of the then outstanding Rights at the Redemption Price at any time prior to the Close of Business on the Share Acquisition Date; provided, however, that if the Board authorizes redemption of the Rights, then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors if (A) such authorization occurs on or after the time a Person becomes an Acquiring Person or (B) such authorization occurs on or after the date of a change (resulting from proxy or consent solicitation) in a majority of the directors in office at the commencement of such solicitation or solicitations if any Person who is a participant in any such solicitation or solicitations has stated (or, if upon the commencement of the earliest such solicitation, a majority of the Continuing Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event. Any such redemption shall be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such redemption shall be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such redemption shall be effective in accordance with the provisions of such action of the Board).

     (b)Immediately upon the effectiveness of the redemption of the Rights as provided in Section 23(a), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, without interest thereon. Promptly after the effectiveness of the redemption of the Rights as provided in Section 23(a), the Company will publicly announce such redemption and, within 10 calendar days thereafter, will give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Company; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of the redemption of the Rights. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The notice of redemption mailed to the holders of Rights will state the method by which the payment of the Redemption Price shall be made. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d)) at the time of redemption), or any other form of consideration deemed appropriate by the Board (based upon the fair market value of such other consideration, determined by the Board in good faith) or any combination thereof. The Company may, at its option, combine the payment of the Redemption Price with any other payment being made concurrently to holders of Common Shares and, to the extent that any such other payment is discretionary, may reduce the amount thereof on account of the concurrent payment of the Redemption Price. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form of consideration deemed appropriate by the Board) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

     Section 24. Exchange.

     (a)The Board may, at its option, at any time after the Share Acquisition Date and prior to the Expiration Date, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become void pursuant to the provisions of Section 11(a)(ii)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Any such exchange shall be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange shall be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange shall be effective in accordance with the provisions of such action of the Board). Notwithstanding the foregoing, (i) the Board will not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the then outstanding Common Shares and (ii) no exchange shall be effected in the circumstances set forth in clauses (A) or (B) of the proviso to Section 23(a) unless there are Continuing Directors then in office and such exchange is approved by a majority of such Continuing Directors.

     (b)Immediately upon the effectiveness of the exchange of any Rights as provided in Section 24(a), and without any further action and without any notice, the right to exercise such Rights will terminate and the only right with respect to such Rights thereafter of the holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. Promptly after the effectiveness of the exchange of any Rights as provided in Section 24(a), the Company will publicly announce such exchange and, within 10 calendar days thereafter, will give notice of such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights shall be effected and, in the event of any partial exchange, the number of Rights which shall be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii)) held by each holder of Rights.

     (c)In any exchange pursuant to this Section 24, the Company, at its option, may substitute for any Common Share exchangeable for a Right (i) equivalent common shares (as such term is used in Section 11(a)(iii)), (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, in any event having an aggregate value, as determined in good faith by the Board (whose determination shall be described in a statement filed with the Rights Agent), equal to the current market value of one Common Share (determined pursuant to Section 11(d)) on the Trading Day immediately preceding the date of the effectiveness of the exchange pursuant to this Section 24.

     Section 25. Notice of Certain Events.

     (a)If, after the Distribution Date, the Company proposes (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend), (ii) to offer to the holders of Preferred Shares rights, options or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of assets or earning power (including, without limitation, securities creating any obligation on the part of the Company and/or any of its Subsidiaries) representing more than 50% of the assets and earning power of the Company and its Subsidiaries, taken as a whole, to any other Person or Persons other than the Company or one or more of its wholly owned Subsidiaries, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or reclassification of the Common Shares then, in each such case, the Company will give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which specifies the record date for the purposes of such stock dividend, distribution or offering of rights, options or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given, in the case of any action covered by clause (i) or (ii) above, at least 10 calendar days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever is the earlier.

     (b)In case any Triggering Event occurs, then, in any such case, the Company will as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, in accordance with Section 26, a notice of the occurrence of such event, which specifies the event and the consequences of the event to holders of Rights.

     Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Rights Agent) or by facsimile or other generally accepted means of electronic transmission as follows:

                                    Avado Brands, Inc.
                                    Hancock at Washington
                                    Madison, Georgia 30650
                                    Attention: Tom E. DuPree, Jr.
                                    Telecopy No.: (706) 342-9283

                                    with a copy to:

                                    Kilpatrick Stockton LLP
                                    1100 Peachtree Street
                                    Suite 2800
                                    Atlanta, Georgia
                                    Attention: Larry D. Ledbetter
                                    Telecopy No.: (404) 815-6555

     Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) or by facsimile transmission as follows:

                                    SunTrust Bank
                                    Stock Transfer Department
                                    P.O. Box 4625
                                    Atlanta, Georgia 30302-4625
                                    Attention: Department Manager

     Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     Section 27. Supplements and Amendments. Subject to the penultimate sentence of this Section 27, this Agreement may be supplemented or amended at the times and for the purposes set forth below; provided, however, that no proposed supplement or amendment to this Agreement shall be effective unless (i) there are Continuing Directors and (ii) a majority of such Continuing Directors, at a meeting of the Board duly called and held, votes in favor of the adoption of such proposed supplement or amendment. Prior to the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the last sentence of this Section 27, the Company may in its sole and absolute discretion, and the Rights Agent will if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Shares. From and after the time at which the Rights cease to be redeemable pursuant to Section 23, and subject to the last sentence of this
Section 27, the Company may, and the Rights Agent will if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights or Common Shares in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to supplement or amend the provisions hereunder in any manner which the Company may deem desirable; provided that no such supplement or amendment shall adversely affect the interests of the holders of
Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment shall cause the Rights again to become redeemable or cause this Agreement again to become supplementable or amendable otherwise than in accordance with the provisions of this sentence. Without limiting the generality or effect of the foregoing, this Agreement may be supplemented or amended to provide for such voting powers for the Rights and such procedures for the exercise thereof, if any, as the Continuing Directors of the Company may determine to be appropriate. Upon the delivery of a certificate that is signed by a Continuing Director and which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment; provided, however, that the failure or refusal of the Rights Agent to execute such supplement or amendment will not affect the validity of any supplement or amendment adopted by the Continuing Directors of the Company, any of which shall be effective in accordance with the terms thereof. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment may be made which decreases the stated Redemption Price to an amount less than $0.001 per Right or may change the rights or duties of the Rights Agent under this Agreement without the execution of such supplement or amendment by the Rights Agent.

     Section 28. Determinations and Actions by the Board, Etc. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board, or any of the directors on the Board to any liability to the holders of the Rights.

     Section 29. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of Common Shares) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Shares).

     Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated;
provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held to by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Articles of Incorporation and Bylaws.

     Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the internal substantive laws of the State of Georgia and for all purposes shall be governed by and construed in accordance with the internal substantive laws of such State applicable to contracts to be made and performed entirely within such State.

     Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 34. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                        AVADO BRANDS, INC.


                                        By:
                                            --------------------------------
                                            Name:
                                            Title:

Attest:


By:
   ------------------------------
   Name:
   Title:


                                        SUNTRUST BANK


                                        By:
                                            --------------------------------
                                            Name:
                                            Title:

Attest:


By:
   ------------------------------
   Name:
   Title:

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                               AVADO BRANDS, INC.

     Pursuant to Sections 14-2-602, 14-2-1002 and 14-2-1006 of the Georgia Business Corporation Code

                                       I.

     The name of the corporation is Avado Brands, Inc. (the "Corporation").
                                                            -------------

                                       II.

     Pursuant to Section 14-2-602 of the Georgia Business Corporation Code and the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as heretofore amended and restated (the "Articles of Incorporation"), the Articles of Incorporation are hereby amended to create a new series of shares of Special Stock, designated as "Series A Junior Participating Preferred Stock," by adding the following additional Part A after the last paragraph of ARTICLE TWO:

     A.  SERIES  A  JUNIOR  PARTICIPATING   PREFERRED  STOCK.  There  is  hereby
established a series of the corporation's authorized Special Stock, which shall have the following designations, preferences, limitations, and relative rights:

     1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock"). The number of shares constituting such series shall be 75,000 and such series shall have the following preferences, limitations, and relative rights:

     2. DIVIDENDS AND DISTRIBUTIONS.

     (i) The holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the payment date of any quarterly dividend for the Common Stock, or if there should be no such payment date, then on the 45th day after the end of each fiscal quarter (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock of the corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. If the corporation shall at any time after the date hereof declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be automatically adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (ii) The corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in subparagraph (i) of this paragraph 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (iii) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     3. VOTING   RIGHTS.   The  holders  of  shares  of  Series  A  Junior
Participating Preferred Stock shall have the following voting rights:

     (i) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the corporation. If the corporation shall at any time after the date hereof declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be automatically adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (ii) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one voting group on all matters submitted to a vote of shareholders of the corporation.

     (iii) Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and any other capital stock of the corporation having general voting rights as set forth herein) for taking any corporate action.

     4. CERTAIN RESTRICTIONS.

     (i) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the corporation shall not:

     (a) declare or pay dividends on, or make any other distributions on, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

     (b) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (c) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

     (d) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A
Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (ii) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under subsection (i) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     5. REACQUIRED SHARES. Any shares of Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Special Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount per share equal to the greater of (i) $1,000, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the corporation shall at any time after the date hereof declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence shall be automatically adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     7. CONSOLIDATION, MERGER, ETC. In case the corporation shall enter into any consolidation, merger, statutory share exchange, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the corporation shall at any time after the date hereof declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     8. NO REDEMPTION. The shares of Series A Preferred Stock shall not be redeemable.

     9. RANKING. The Series A Preferred Stock shall rank junior to all other series of the corporation's Special Stock as to the payment of dividends and the distribution of assets, unless the terms of any such other series shall provide otherwise.

     10. AMENDMENT. At any time when any shares of Series A Preferred Stock are outstanding, the Articles of Incorporation, as amended hereby, shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the then outstanding shares of Series A Preferred Stock, voting separately as a class.

     11. FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock."

                                      III.

     The foregoing amendment was duly adopted by the Corporation's Board of Directors on August 6, 2002. As provided in Section 14-2-602 of the Georgia Business Corporation Code, shareholder action was not required.


                                        AVADO BRANDS, INC.



                                        By:
                                            --------------------------------
                                            Name:
                                            Title:


Dated:  August 13, 2002

                                    EXHIBIT B

                           FORM OF RIGHTS CERTIFICATE

Certificate No. R- ____                                               ___ Rights

     NOT EXERCISABLE AFTER [____________, 2012] OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                               Rights Certificate

                               AVADO BRANDS, INC.

     This certifies that ___________, or its registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of [________________, 2002] as the same may be amended from time to time (the "Rights Agreement"), between AVADO BRANDS, INC., a Georgia corporation (the "Company"), and SUNTRUST BANK (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Atlanta time, on [_______________], 2007 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, with a par value of $0.01 per share (the "Preferred Stock"), of the Company, at a purchase price of $9.50 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of _________ __, _____, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandth of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to such Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company. The Company will mail to the holder of this Rights Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company's Common Stock, no par value.

     No fractional shares of Preferred Stock or Common Stock shall be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment shall be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

         Dated as of_________________,______.

ATTEST:                                           AVADO BRANDS, INC.


By:__________________________________             By:_________________________

Countersigned:

______________________, as Rights Agent


By:_________________________________
Authorized Signatory

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

   (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER DESIRES TO TRANSFER
                            THE RIGHTS CERTIFICATE)

     FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfer unto:



                  -------------------------------------------
                 (PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE)


                  -------------------------------------------

     Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.



Dated:___________________, __________        _______________________________
                                                       Signature


                                             Signature Guaranteed:


     Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

     The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                             --------------------------------
                                                       Signature

            [Form of Reverse Side of Rights Certificate-- CONTINUED]

                          FORM OF ELECTION TO PURCHASE

     (TO BE EXECUTED IF HOLDER DESIRES TO EXERCISE RIGHTS REPRESENTED BY THE
                              RIGHTS CERTIFICATE)

To the Rights Agent:

     The  undersigned  hereby  irrevocably  elects to  exercise  _______________
Rights represented by this Rights Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:


                  -------------------------------------------
                        (PLEASE PRINT NAME AND ADDRESS)


                  -------------------------------------------

     If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

     Please insert social security or other identifying number:


                  -------------------------------------------
                         (PLEASE PRINT NAME AND ADDRESS)

                  -------------------------------------------



Dated:___________________, __________        ________________________________
                                                        Signature
                                             (SIGNATURE MUST CONFORM TO HOLDER
                                              SPECIFIED ON RIGHTS CERTIFICATE)


                                             Signature Guaranteed:

     Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

     The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                             ---------------------------------
                                                         Signature

            [Form of Reverse Side of Rights Certificate-- CONTINUED]

                                     NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

                                    EXHIBIT C

                               AVADO BRANDS, INC.

                 SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES

Introduction:

     On August 6, 2002, the Board of Directors (the "Board") of Avado Brands, Inc., a Georgia corporation (the "Company"), declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share. The dividend is payable on September 4, 2002 to the shareholders of record on September 4, 2002.

     The Board has adopted a Rights Agreement to protect the Company's shareholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 15% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by the Board.

     For those interested in the specific terms of the Rights Agreement as made between our Company and SunTrust Bank, as the Rights Agent, on August 13, 2002, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K dated August 13, 2002. A copy of the agreement is available free of charge from the Company.

     Rights: The Board authorized the issuance of a Right with respect to each outstanding share of common stock on September 4, 2002. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after September 4, 2002 until the Distribution Date described below.

     Exercise Price: Each Right will allow its holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock ("Preferred Share") for $9.50 once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

     Exercisability: The Rights will not be exercisable until:

     - 10 calendar days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 15% or more of the Company's outstanding common stock, or, if earlier;

     - 10 business days (or a later date determined by the Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person;

     provided, however, that Tom E. DuPree, Jr. is exempted from these provisions.

     We refer to the date when the Rights become exercisable as the "Distribution Date." Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.

     Trigger  Events:  Consequences  of a Person or Group  becoming an Acquiring
Person:

     - Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $9.50, purchase shares of the Company's common stock with a market value of $19.00, based on the market price of the common stock prior to such acquisition.

     - Flip Over. If the Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person may, for $9.50, purchase shares of the acquiring corporation with a market value of $19.00 based on the market price of the acquiring corporation's stock, prior to such merger.

     Inadvertent Purchases: If a person triggers the Rights but the Board determines that Acquiring Person status came about inadvertently and the person does not acquire additional shares, the Person is deemed not to have become an Acquiring Person.

     Preferred Share Provisions: Each Preferred Share, if issued:

     - will not be redeemable;

     - will entitle holders to quarterly dividend payments of $1.00 per share, or an amount equal to 1,000 times the dividend paid on one share of common stock, whichever is greater;

     - will entitle holders upon liquidation either to receive $1,000 per share or an amount equal to 1,000 times the payment made on one share of common stock, whichever is greater;

     - will have the same voting power as 1,000 shares of common stock; and

     - if shares of the Company's common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

     The value of a one one-thousandth interest in a Preferred Share should approximate the value of one share of common stock.

     The Preferred Shares will be junior to all other preferred stock of the Company as to dividends and upon liquidation, but will rank senior to the common stock as to dividends and upon liquidation.

     Expiration: The Rights will expire on September 4, 2007.

     Redemption: The Board may redeem the Rights for $0.001 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of the common stock. Notwithstanding the foregoing and subject to applicable law, a majority of the continuing directors of the Company (defined to include the Company's incumbent directors and their successors who are nominated by a majority of the incumbent directors, but specifically excluding representatives of an Acquiring Person) must concur with the redemption of the Rights on or following the date that a person becomes an Acquiring Person or a majority of the Board is replaced due to actions of any person or group who may become an Acquiring Person or who may cause a Flip-in Event or a Flip-over Event.

     Exchange: After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the Company's outstanding common stock, the Board, with the concurrence of a majority of the continuing directors, may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

     Anti-Dilution: The Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the Exercise Price of less than 1% will be made.

     Amendments: For so long as the Rights are redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner, without the consent of the holders of the Rights, so long as there are continuing directors in office, a majority of whom vote in favor of the proposed amendment. After the Rights are no longer redeemable, the Company may not, except with respect to the redemption price, amend the Rights in any manner that adversely affects the interests of holders of the Rights.